UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 10, 2007

SIMCLAR, INC.

(Exact name of registrant as specified in its charter)

Florida	001-13924	59-1709103
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	FileNumber)	Identification No.)

2230 West 77th Street, Hialeah, Florida		33016
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (305) 556-9210

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 10, 2007, Edward L. McGrath, Vice President and General Manager of Simclar, Inc. (the “Company”), and a named executive officer in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, resigned from his position as Vice President and General Manager of the Company. Mr. McGrath will remain in the employ of the Company, and has accepted a reassignment to a sales position.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simclar, Inc.

Date: September 12, 2007	By:	/s/ Marshall W. Griffin, Jr.
Marshall W. Griffin, Jr., Chief Financial Officer, Treasurer and Secretary